UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 24, 2012

HERITAGE COMMERCE CORP

(Exact name of registrant as specified in its charter)

California	000-23877	77-0469558
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
150 Almaden Boulevard, San Jose, California	95113
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (408) 947-6900
Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

□ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07    SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

On May 24, 2012, Heritage Commerce Corp (the “Company”), held its Annual Meeting of Shareholders (the “Shareholders Meeting”).  There were 26,286,501 shares of common stock entitled to vote at the meeting and a total of 22,303,329 shares were represented at the meeting. At the Shareholders Meeting, the shareholders voted on the following proposals as described in detail in the Company’s Proxy Statement filed with the Securities and Exchange Commission on April 16, 2012.  The proposals voted on and approved by the shareholders at the Shareholders Meeting were as follows:

Proposal 1:  Election of Directors

The election of twelve directors, named in the Proxy Statement, to serve as members of the Company’s Board of Directors until the next annual meeting of shareholders.  The results are set forth below:

Name	For	Withheld	Broker Non-Votes
Frank G. Bisceglia	18,389,679	440,840	3,472,810
Jack W. Conner	18,542,111	288,408	3,472,810
John M. Eggemeyer	14,374,074	4,456,445	3,472,810
Celeste V. Ford	18,208,479	622,040	3,472,810
Steven L. Hallgrimson	18,542,111	288,408	3,472,810
Walter T. Kaczmarek	18,542,111	288,408	3,472,810
Robert T. Moles	18,387,506	443,013	3,472,810
Humphrey P. Polanen	18,334,688	495,831	3,472,810
Laura Roden	18,541,111	289,408	3,472,810
Charles J. Toeniskoetter	18,354,738	475,781	3,472,810
Ranson W. Webster	18,389,750	440,769	3,472,810
W. Kirk Wycoff	18,516,611	313,908	3,472,810

Proposal 2:  Advisory Vote on Executive Compensation

Approval of non-binding vote on the Company’s executive compensation.  The results are set forth below:

For	Against	Abstentions	Broker Non-Votes
15,559,538	3,142,615	128,366	3,472,810

Proposal 3:  Advisory Vote on Frequency of Vote on Executive Compensation

Approval of non-binding vote on how frequently the Company should seek future advisory votes on the Company’s executive compensation. The results are set forth below:

1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes
8,641,802	128,351	9,914,893	145,473	3,472,810

The Company determined it was in the best interest of the Company and its shareholders to prepare for shareholder approval a non-binding advisory resolution regarding executive compensation for inclusion in the Company’s annual proxy statement every three years.

Proposal 4:  Ratification of the Selection of Independent Registered Public Accounting Firm

The ratification of the selection of Crowe Horwath LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2012.  The results are set forth below:

For	Against	Abstentions	Broker Non-Votes
22,144,175	28,389	130,765	0

ITEM 7.01    REGULATION FD DISCLOSURE.

Walter T. Kaczmarek, President and Chief Executive Officer of Heritage Commerce Corp, made a presentation to shareholders at the Annual Meeting of Shareholders on May 24, 2012.   A copy of the information in the slide presentation is included as Exhibit 99.1. This Form 8-K and the information included as exhibits shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), nor shall it be incorporated by reference into a filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.  The furnishing of the information in this report is not intended to, and does not, constitute a determination or admission by the Company that the information in this report is material or complete, or that investors should consider this information before making an investment decision with respect to any security of the Registrant or any of its affiliates.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS.

(D) Exhibits.

99.1	Slide presentation to shareholders presented on May 24, 2012 by the registrant's President and Chief Executive Officer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 24, 2012

Heritage Commerce Corp

By: /s/ Lawrence D. McGovern
Name: Lawrence D. McGovern
Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

EXHIBIT NO.         DESCRIPTION

99.1	Slide presentation to shareholders presented on May 24, 2012, by the registrant's President and Chief Executive Officer